                             INNERSPACE CORPORATION

                          COMMON STOCK PURCHASE WARRANT

                            DATED AS OF MAY 17, 2002

                               RAYFORD N. JEFFREYS

THIS WARRANT AND THE SHARES OF COMMON STOCK COVERED HEREBY (COLLECTIVELY, THE
"SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE GEORGIA SECURITIES ACT OF 1973,
AS AMENDED ("GEORGIA ACT"), IN RELIANCE UPON THE EXEMPTION PROVIDED BY SECTION
9(m) (NOW CODIFIED AS O.C.G.A. SECTION 10-5-9(13)) THEREOF, AND HAVE NOT BEEN
REGISTERED UNDER ANY OTHER STATE SECURITIES LAW OR THE SECURITIES ACT OF 1933,
AS AMENDED ("FEDERAL ACT"). THE SECURITIES WILL BE ACQUIRED FOR INVESTMENT AND
MAY NOT BE OFFERED FOR SALE, HYPOTHECATED, SOLD OR TRANSFERRED, NOR WILL ANY
ASSIGNEE OR TRANSFEREE THEREOF BE RECOGNIZED BY INNERSPACE CORPORATION (THE
"COMPANY") AS HAVING ANY INTEREST IN SUCH SECURITIES, IN THE ABSENCE OF (i) AN
EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER THE
GEORGIA ACT, OR AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE
SATISFACTORY TO THE COMPANY, THAT THE TRANSACTION BY WHICH SUCH SECURITIES WILL
BE OFFERED FOR SALE, HYPOTHECATED, SOLD OR TRANSFERRED IS EXEMPT UNDER THE
GEORGIA ACT OR IS OTHERWISE IN COMPLIANCE WITH THE GEORGIA ACT; AND (ii) AN
EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES UNDER THE
FEDERAL ACT, AND ANY OTHER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF
COUNSEL, WHICH OPINION AND COUNSEL SHALL BE SATISFACTORY TO THE COMPANY, THAT
SUCH REGISTRATION IS NOT REQUIRED.

                             INNERSPACE CORPORATION
                          COMMON STOCK PURCHASE WARRANT

Warrant No 5                                            No. of Shares - 40,000

        This certifies that, for value received, Rayford N. Jeffreys, hereinafter referred to as the registered holder or the "Optionee," or his successors and assigns, is entitled, subject to the terms and conditions hereinafter set forth, at or before 5:00 o'clock P.M., Eastern time, on May 17, 2003, but not thereafter, to purchase 40,000 shares of $.001 par value Common Stock (the
"Common Stock") of INNERSPACE CORPORATION, a Delaware corporation (the
"Company"), such number of shares being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant. The purchase price payable upon the exercise of this Warrant shall be $0.125 per share, said amount being hereinafter referred to as the "Warrant Price" and being subject to adjustments upon the occurrence of the contingencies set forth in this Warrant.

        Upon delivery of this Warrant with the subscription form annexed hereto, duly executed, together with payment of the Warrant Price for the shares of
Common Stock thereby purchased, at the principal office of the Company, 201
Allen Road NE, Suite 310, Atlanta, Georgia 30328-4864, or at such other address as the Company may designate by notice in writing to the registered holder hereof, the registered holder of this Warrant shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. All shares of Common Stock which may be issued upon the exercise of this Warrant will, upon issuance, be fully-paid and non-assessable and free from all taxes, liens and charges with respect thereto.

        This Warrant is subject to the following terms and conditions:

1.      Optional Exercise of Warrant. This Warrant may be exercised in whole at any time, or in any part from time to time, at or prior to 5:00
        o'clock P.M., Eastern time, on May 17, 2003, but not thereafter, as to all of the number of whole shares of Common Stock then subject hereto.
        Payment of the Warrant Price shall be made in cash.

2.      Adjustment of Warrant Price and Number of Shares Purchasable
        Hereunder. In case the Company shall at any time subdivide the outstanding shares of its Common Stock, the Warrant Price in effect immediately prior to such subdivision shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of its Common Stock, the Warrant Price in effect shall immediately prior to such combination be proportionately increased, effective from and after the record date of such subdivision or combination, as the case may be.

3.      Notice of Adjustments. Upon any adjustment of the Warrant Price and any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of this Warrant, then and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of this
        Warrant, setting forth in reasonable detail the method of calculation of each. The holder of the Warrant shall have 10 days in which to review the proposed adjustment and to object to the proposed adjustment by notifying the Company in writing of such objection, setting forth in reasonable detail the reasons for such objection. If the holder fails to object to the proposed adjustment during such
        10-day period the proposed adjustment shall become final. If the holder objects to the proposed adjustment then the Company and the holder shall attempt to reconcile their differences and if unable to do so such adjustment shall be determined by the Company's independent accountants whose determination shall be final.

4.      Notice of Exercise of Option. This Option may be exercised by the
        Optionee by a written notice signed by the Optionee, and delivered or mailed to the Company to the attention of the President. The notice shall specify the number of shares of Stock which the Optionee elects to purchase hereunder, and be accompanied by (i) a certified or cashier's check payable to the Company in payment of the total
        Exercise Price applicable to such shares as provided herein, (ii)
        shares of Stock owned by Optionee and duly endorsed or accompanied by stock transfer powers having a Fair Market Value equal to the total
        Exercise Price applicable to such shares purchased hereunder, or (iii)
        a certified or cashier's check accompanied by a certificate or certificates representing the number of shares of Stock whose Fair
        Market Value when added to the amount of the check equals the total
        Exercise Price applicable to such shares purchased hereunder. Upon receipt of an such notice and accompanying payment, the Company agrees to issue to the Optionee stock certificates for the number of shares specified in such notice registered in the name of the Optionee.

5.      Charges, Taxes and Expenses. The issuance of certificates for shares of Common Stock upon any exercise of this Warrant shall be made without charge to the holder hereof for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of, or in such name or names as may be directed by, the holder of this Warrant; provided, however, that in the event that certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by an instrument of transfer in form satisfactory to the Company, duly executed by the holder hereof in person or by an attorney duly authorized in writing.

6.      Certain Obligations of the Company. The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the performance or observance of any of the covenants, stipulations or conditions to be performed or observed by the Company, but will at all times in good faith assist, insofar as it is able, in the carrying out of all provisions of this Warrant and in the taking of all other action which may be necessary in order to protect the rights of the holder of this
        Warrant against dilution. Without limiting the generality of the foregoing, the Company agrees that it will not establish or increase the par value of the shares of any Common Stock which are at the time issuable upon exercise of this Warrant above the then prevailing
        Warrant Price hereunder and that, before taking any action which would cause an adjustment reducing the Warrant Price hereunder below the then par value, if any, of the shares of any Common Stock issuable upon exercise hereof, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the
        Company may validly and legally issue fully-paid and non-assessable shares of such Common Stock at the Warrant Price as so adjusted.

7.      Miscellaneous.

        a. The Company covenants that it will at all times reserve and keep available, solely for the purpose of issue upon the exercise hereof, a sufficient number of shares of Common Stock to permit the exercise hereof in full and a sufficient number of shares of
           Common Stock to permit the conversion of all such shares of
           Common Stock.

        b. The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder or holders hereof and of the Common Stock issued or issuable on the exercise hereof.

        c. No holder of this Warrant, as such, shall be entitled under this
           Warrant to vote or receive dividends (except as provided in paragraph 2 hereof) or be deemed to be a shareholder of the
           Company for any purpose.

        d. This Warrant may be divided into separate Warrants covering one share of the Common Stock or any whole multiple thereof, for the total number of shares of Common Stock then subject to this
           Warrant at any time, or from time to time, upon the request of the registered holder of this Warrant and the surrender of the same to the Company for such purpose. Such subdivided Warrants shall be issued promptly by the Company following any such request and shall be of the same form and tenor as this Warrant,

           except for any requested change in the name of the registered holder stated herein.

        e. Except as otherwise provided herein, this Warrant and all rights hereunder are transferable by the registered holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant, properly endorsed, to the
           Company. The Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

        f. By acceptance of this Warrant the registered holder represents and warrants to the Company that such holder is acquiring this
           Warrant and will acquire any shares of Common Stock issued upon the exercise of this Warrant for the holder's own account with the intent of holding such warrant or shares for investment and without the intent of participating directly or indirectly in a distribution of the same. Any certificates for Common Stock issued upon the exercise of this Warrant shall bear a legend similar to the legend appearing on the first page of this
           Warrant.

        g. The term "Fair Market Value" shall mean the average Closing Sales
           Price of the Company's Common Stock for the five (5) trading days immediately preceding the date of notice or exercise which relates to said determination of Fair Market Value.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officers and its corporation seal to be affixed hereto.

         Dated:    May 17, 2002

                                            INNERSPACE CORPORATION

                                            By:
                                               Chief Executive Officer

                                   ASSIGNMENT

(To be Executed by the Registered Holder to effect a Transfer of the foregoing Warrant)

        FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto the foregoing Warrant and the rights represented thereto to purchase shares of Common Stock of INNERSPACE CORPORATION, in accordance with the terms and conditions thereof, and does hereby irrevocably constitute and appoint

_________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

________________________________            By _____________________________
                                              Signature

________________________________

________________________________
________________________________
Address

Dated:__________________________

In the presence of:

________________________________

                                SUBSCRIPTION FORM

(To be Executed by the Registered Holder to Exercise the Rights to Purchase
                    Stock evidenced by the foregoing Warrant)

TO:      INNERSPACE CORPORATION

        The undersigned hereby exercises the right to purchase _______ shares of
Common Stock covered by the attached Warrant in accordance with the terms and conditions thereof, and herewith makes payment of the Warrant Price of such shares in full.

        The undersigned represents and warrants to you that the undersigned is acquiring such shares for the undersigned's own account with the intent of holding such shares for investment and without the intent of participating directly or indirectly in a distribution of such shares.

                                          _________________________________
                                          By: _____________________________
                                              Signature

                                          _________________________________
                                          _________________________________
                                              Address

Dated: _________________.